Exhibit 10.5

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

SUPPLY AGREEMENT ON GONADORELIN ACETATE

This Agreement is made as of September 26, 2011 (the “Effective Date”) between Bachem AG, an entity organized under the laws of Switzerland, with its principal place of business at Hauptstrasse 144, CH-4416 Bubendorf, Switzerland (“Bachem”), and Parnell Manufacturing Pty Ltd, an entity organized under the laws of Australia, with its principal place of business at Unit 4 Century Estate, 476 Gardeners Road, Alexandria NSW 2015, Australia (“Parnell”).

PREAMBLE

WHEREAS, Bachem is engaged in the manufacturing and sale of peptidic active pharmaceutical ingredients (APIs).

WHEREAS, Gonadorelin Acetate is a generic active pharmaceutical ingredient.

WHEREAS, Parnell desires to purchase from Bachem on a non-exclusive basis Gonadorelin Acetate (the Product”) and subject to section 2.05 Bachem desires to sell on a non-exclusive basis Gonadorelin Acetate to Parnell upon the terms and conditions herein contained.

THEREFORE, the Parties hereto agree as follows:

Article I
DEFINITIONS

Unless the context otherwise requires, the following terms as used in this agreement shall have the following meanings (such meanings to be equally applicable in the singular and plural forms of the terms defined):

“Agreement” means this Supply Agreement including its Exhibits.

“Certificate of Analysis” means a certificate in writing that certifies (a) the conformity of the Product to the Specifications; (b) the Product meets the requirements of Ph. Eur. and (c) manufacturing and control records were reviewed by Bachem in accordance with all Good Manufacturing Practices (“cGMP”) or similar standards of Competent Authorities.

“Competent Authorities” means the entities in the applicable countries responsible for the regulation of medicinal products intended for human use.

“Confidential Information” means all such information, including the Specifications all technical and/or proprietary information relating to the Product and Parnell’s Products or the production process for the Product and Parnell’s Products, information relating to the marketing of, customers for, and sales and pricing of the Product and Parnell’s Products, and all other written information clearly identified as “Confidential” when submitted by the disclosing Party to the receiving Party.

“Exhibit” means an exhibit annexed to and forming part of this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

“FDA” means the United States Food and Drug Administration.

‘Initial Term” means the first full seven (7) calendar years following the Effective Date.

“Letter of Access” means a confirmation issued by the Drug Master File holder in the form as set out in ***which grants the access to the respective Drug Master File.

“Losses” means any claim, action, demand, suit, proceeding, payment, damage, loss, cost or expense (including reasonable attorneys’ fees and reasonable costs of investigation incurred in defending against any such claim, action, demand, suit or proceeding therefore).

“Parnell’s Products” means Parnell’s veterinary medications or formulas, including, but not limited to, those in any manner arising or resulting from the use of the Product in connection with the above medications.

“Party” or “Parties” shall mean Bachem or Parnell, individually or collectively as the context requires.

“Product” means Gonadorelin Acetate as described more detailed in Exhibit C of this Agreement.

“Quality Assurance Plan” means the plan, attached hereto as Exhibit B, prepared by Parnell and Bachem, the purpose of which is to measure the conformity of the Product hereunder to the Specifications.

“Shipment” means each individual group of the Product received by Parnell from Bachem.

“Specifications” means the specifications for the Product, as more specifically described in Exhibit C of this Agreement.

Article II
MANUFACTURE AND SALE

Section 2.01.         Agreement to Supply Product. Subject to the terms and conditions of this Agreement, Bachem agrees to sell the Product on a non-exclusive basis to Parnell in accordance with the terms hereof and for the duration of this Agreement.

Section 2.02.         Specifications. The Specifications for the Product are set forth in Exhibit C. In the event the Competent Authority shall suggest or mandate any change or revision to the Product, such that the Specifications would no longer comply with such suggestion or mandate, the Parties shall work together in good faith to develop revised Specifications that meet all changes or revisions suggested or mandated by the Competent Authority and Exhibit C shall be amended to set forth the new Specifications. If the Parties cannot come to agreement on new Specifications within *** of the effective date of such suggestion or mandate by the Competent Authority, either Party shall have the right to terminate this Agreement in accordance with Section 7.02(c).

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Section 2.03.         Bachem’s Responsibility. Bachem’s responsibility shall be to provide the Product meeting the Specifications in accordance with the terms and provisions of this Agreement. The suitability of the Specifications and/or of the Product for use in Parnell’s Products is wholly the responsibility of Parnell, and Parnell shall fully indemnify, defend and hold Bachem harmless from any resulting Losses except for those Losses incurred by Parnell for reasons set forth in Section 5.02 herein.

Section 2.04.         Letter of Access to the respective Drug Master Files. Bachem shall grant to Parnell an irrevocable Letter of Access to the respective Drug Master Files.

Section 2.05.         Limited Letter of Access to Third Parties. Notwithstanding Section 2.04 of this Agreement for the first five (5) years upon Parnell’s marketing authorization for Parnell’s Product in the USA being granted by the FDA and ***, Bachem shall not grant any Letter of Access to the US Drug Master File for Gonadorelin Acetate to any third party. It is acknowledged by the Parties, that this Section 2.05 is limited to veterinary application of Gonadorelin Acetate in the USA only and this Section 2.05 is not applicable for other applications of Gonadorelin Acetate such as but not limited to human health application and this Section 2.05 is not applicable for any other country than the United States of America.

Section 2.06.         Compliance with Statutory and Regulatory Requirements. Parnell shall be fully responsible for compliance with any and all statutes, laws, ordinances, and regulations relating to the design, production, and sale of Parnell’s Products, as well as for design, production, and sale of any of Parnell’s Products.

Article III
PURCHASE

Section 3.01.         Agreement to Purchase. Subject to the terms and conditions of this Agreement, Parnell agrees to purchase at least *** of the Product within the Initial Term.

Section 3.02.         Forecast of Product Required. On a *** Parnell shall provide to Bachem a *** forecast for the Product.

Section 3.03.         Lead-time for Orders. From time to time, Parnell shall issue a purchase order for Product to Bachem and such purchase orders shall be according to the forecasted quantities as per Section 3.02. Lead-time for such purchase orders are *** or any other lead-time as mutually agreed by the Parties as of the day of the purchase order placed.

Section 3.04.         Delivery and Payment. Price, delivery conditions and payment terms are set forth on Exhibit A annexed hereto. The Product will be shipped *** Parnell’s warehouse in Australia. ***Price Adjustment. The Parties acknowledge that the agreed price as set forth in Exhibit A shall be a fixed price for the term of this Agreement Notwithstanding this, the Parties acknowledge and agree that the Price may be adjusted according to the rules as defined in Exhibit A – Paragraph B.

Section 3.05.         Purchase Forms. In ordering and delivering, the Parties shall use their standard ordering, invoicing, acknowledgment and/or shipping forms.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Section 3.06.         Confirmation. Bachem shall confirm each purchase order within five (5) working days from the date of receipt of a purchase order.

Article IV
WARRANTY AND REJECTION

Section 4.01.         Bachem Warranty. Bachem represents and warrants to Parnell that (a) the Product delivered pursuant to this Agreement shall comply with the Specifications; (b) at the time of manufacture the Product shall be free from defects in material workmanship and design (other than design furnished by Parnell); (c) it has, and at all times during the term of this Agreement shall have, the right to manufacture and sell the Product; and (d) the Product complies with all applicable federal, state or municipal statutes, laws, rules or regulations, including those relating to the environment, food or drugs and occupational health and safety, including, without limitation, those enforced or promulgated by the FDA or other Competent Authority. BACHEM MAKES NO OTHER WARRANTIES OF ANY OTHER KIND, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS OF THE PRODUCTS FOR ANY PURPOSE, AND BACHEM EXPRESSLY DISCLAIMS ANY SUCH OTHER WARRANTIES WITH RESPECT TO THE PRODUCT, EITHER EXPRESSED OR IMPLIED.

Section 4.02.         Rejection of the Product for Failure to Conform to the Specifications. Bachem shall conduct all necessary quality assurance tests to ensure that any Shipments of Product conforms to the relevant Specifications prior to delivery to Parnell. Parnell shall have thirty (30) days after the receipt of any Shipment (the “Testing Period”) to subject such Shipment, to determine conformity with the Specifications, and whether or not the Product is free from defects in workmanship or materials, and manufactured according to GMP. If testing shows a failure to meet the relevant Specifications, or that the Product is not free from defects in workmanship or materials, Parnell shall provide written notice to Bachem immediately (each such notice, a “Failure Notice”) and the Parties shall mutually agree whether the entire Shipment, or any portion thereof, shall be returned to Bachem at Bachem’s initial cost and expense, provided that notice of nonconformity is received by Bachem from Parnell within ten (10) days after the end of the Testing Period. The Parties shall mutually agree if (i) Bachem shall deliver replacement Product (to be delivered as soon as reasonably practicable) or (ii) Parnell shall promptly receive full credit from Bachem for the defective Product. If Parnell does not notify Bachem of the non-conformity of the Product within ten (10) days after the end of the Testing Period, the Product shall be deemed to be accepted.

Should there be a discrepancy between Parnell’s test results and the results of testing performed by Bachem, such discrepancies shall be finally resolved by testing performed by an independent third party mutually agreed upon by Parnell and Bachem. The costs of such testing shall be borne by the Party against whom the discrepancy is resolved. In the event the Product has been previously returned to Bachem and an independent third party determines that the Product meets the Specifications, Parnell shall be responsible for all costs associated with the return of the Product to Bachem,

4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Section 4.03.         Inspections. Bachem shall permit Parnell to make FDA-type inspections at its plants to satisfy itself that Bachem manufactures the Product according to manufacturing practices appropriate for the Product that are consistent with FDA standards and requirements and standards and requirements of other Competent Authorities. Such inspections may include review of manufacturing practices and laboratory practices. Parnell shall have the right at any time during normal business hours during the term of this Agreement, upon *** prior written notice, to inspect Bachem’s facilities. Parnell shall have the right to inspect Bachem’s facilities upon *** on a *** by Bachem of any of the terms and conditions of this Agreement.

Article V
LIABILITY AND INDEMNIFICATION

Section 5.01.         Parnell Indemnification. Parnell agrees to indemnify, defend and hold Bachem harmless from and against any Losses that may be incurred or suffered by Bachem in connection with a claim, action or proceeding made or brought by a third party as a result of the use or sale of Parnell’s Products, except for Losses incurred as a result of (a) the failure of the Product to meet or conform to the Specifications and (b) breach of Bachem’s representations, warranties or any covenants or agreements contained herein.

Section 5.02.         Bachem’s Indemnification. Bachem agrees to indemnify, defend and hold Parnell harmless from and against any Losses that may be incurred or suffered by Parnell in connection with a claim, action or proceeding made or brought by a third party as a result of any Losses relating to or arising out of (a) any infringement or claim of infringement of any patent, trademark or other intellectual property rights, based on the manufacture, sale or distribution of the Product furnished hereunder; (b) the failure of the Product to meet the Specifications; (c) breach of Bachem’s representations, warranties or any covenants or agreements contained herein; and (d) any gross negligence or willful misconduct by Bachem in the manufacture, storage, packaging, or shipping of Product.

Section 5.03.         Limitation of Losses. Except for each Party’s obligations of confidentiality and indemnification contained in this Agreement, neither Party shall be liable for consequential damages including, without limitation, loss of profits or indirect loss arising out of or in any way related to this Agreement.

Section 5.04.         Indemnity Procedure. Each indemnified Party agrees to give the indemnifying Party prompt written notice of any matter upon which such indemnified Party intends to base a claim for indemnification (an “Indemnity Claim”) under this Article V. The indemnifying Party shall have the right to participate jointly with the indemnified Party in the indemnified Party’s defense, settlement or other disposition of any Indemnity Claim. With respect to any Indemnity Claim relating solely to the payment of money damages which could not result in the indemnified Party’s becoming subject to injunctive or other equitable relief or otherwise adversely affect the business of the indemnified Party in any manner, and as to which the indemnifying Party shall have acknowledged in writing the obligation to indemnify the indemnified Party hereunder, the indemnifying Party shall have the sole right to defend, settle or otherwise dispose of such Indemnity Claim, on such terms as the indemnifying Party, in its sole discretion, shall deem appropriate, provided that the indemnifying Party shall provide reasonable evidence of its ability to pay any damages claimed and with respect to any such settlement shall have obtained the written release of the indemnified Party from the Indemnity Claim. The indemnifying Party shall obtain the written consent of the indemnified Party, which shall not be unreasonably withheld, prior to ceasing to defend, settling or otherwise disposing of any Indemnity Claim if as a result thereof the indemnified Party would become subject to injunctive or other equitable relief or the business of the indemnified Party would be adversely affected in any manner.

5

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Article VI
CONFIDENTIALITY

Section 6.01.         Confidential Information. Both Parties acknowledge that it will be necessary for each Party to disclose Confidential Information to the other Party.

Section 6.02.         Maintenance of Confidential Information.

(a)          Each Party covenants and agrees to take all necessary steps to (i) hold in strict confidence any and all such Confidential Information received from the other Party and shall not disclose it to anyone or use it for its own benefit or the benefit of others, except within each Party’s own organization, and only to those of its employees, consultants, Parnell’s sub-contractors and Purchaser’s licensees who shall be bound by confidentiality and non-use commitments no less restrictive than those of this Agreement, and/or who are designated by each respective Party to evaluate the Confidential Information for necessary business purposes (ii) prohibit the Confidential Information from being published in any form, without the prior express written consent of the other Party.

(b)          The foregoing obligations, however, shall not apply to information or data that (i) at the time of or after disclosure, is published, known publicly or becomes part of the public domain through no fault of either Party; (ii) prior to disclosure, is known by the receiving Party as evidenced by its records maintained in the ordinary course of business; (iii) information which has been or is disclosed to the receiving Party without any obligation of confidentiality from a third party not having a contractual relationship with the disclosing Party or which is independently developed by the receiving Party without use of the disclosing Party’s Confidential Information; (iv) is required by law to be disclosed, provided that each Party shall undertake its best efforts to maintain the confidentiality of such information; or (v) is disclosed in connection with the filing with, or approval, certification or endorsement from, any governmental body or medical protocol.

(c)          The mutual obligations of confidentiality under this Article VI shall survive the expiration or earlier termination of this Agreement for a period of ten years after the expiration or earlier termination.

Article VII
TERM AND TERMINATION

Section 7.01.         Term. This Agreement shall become effective on the Effective Date and shall be valid for an initial period of seven (7) full calendar years thereafter (the “Initial Term”). This Agreement shall not be automatically extended beyond the Initial Term but the Parties shall commence negotiations on the terms of a renewed supply agreement twenty-four (24) months prior to the end of the Initial Term or upon the supply of five (5) kg kilogram of Product whatever comes first.

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Section 7.02.         Termination. This Agreement may be terminated immediately by written notice at the option of either Party if:

(a)          if the other Party materially breaches this Agreement and fails to remedy such default within *** after notice thereof from the terminating Party;

(b)          either Party by voluntary or involuntary action goes into liquidation or receivership; or dissolves or files a petition for bankruptcy or reorganization or for suspension of payments or is adjudicated bankrupt, becomes insolvent or assigns or makes any composition of its assets for the benefit of creditors;

(c)          as set forth in Section 2.02 of this Agreement

(d)          Bachem in the event that Parnell according to Section 3.04 is substantially and repeatedly late with its payment to Bachem.

Section 7.03.         Effect of Termination. The termination of this Agreement shall be without prejudice to the right of the Parties to claim damages or indemnification or any other accrued right under this Agreement and the Exhibits hereunder. Regardless of any termination (i) by Bachem pursuant to Section 7.02(a) and/or Section 7.02(d) and the defaulting Party is Parnell or (ii) by Parnell pursuant to Section 7.02 (b) or Section 7.02(c) the provisions of this Agreement shall continue to apply with respect to the Parties’ respective rights and obligations in relation to any purchase order made by Parnell prior to such termination Parnell’s obligation to make payment for such Products.

Article VIII
MISCELLANEOUS

Section 8.01.         Force Majeure. Neither Party shall be liable for delay or failure to perform its obligations hereunder due to any contingency directly impacting such Party’s delay or failure to perform and beyond its reasonable control, after reasonable efforts to exercise such control, including, but not limited to war (declared or undeclared), riot, political insurrection, rebellion, revolution, acts or orders of or expropriation by any government (whether de facto or de jure), prohibition of the import or export of the Product, inability to procure or shortage of Bachem’s of necessary materials, equipment or production facilities, quarantine restrictions, fuel shortage, strike, lock-out or other labor troubles which interfere with the manufacture, sale or transportation of the Product or with the supply of raw materials necessary for their production, or fire, flood, explosion, earthquake, tornadoes or other natural events. The Party affected by such event of force majeure shall not later than seven (7) days after the commencement of such event give the other Party notice of the event and shall use all reasonable means to resume full performance of its obligations under this Agreement as soon as commercially possible.

Section 8.02.         Governing Law, Dispute Resolution. This Agreement is governed by and shall be construed and interpreted in accordance with the laws of ***. All disputes arising in connection with this Agreement, which cannot be settled amicably, shall be resolved by *** by a ***.

7

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Section 8.03.         Assignment. This Agreement may not be assigned by either Party without the prior written consent of the other.

Section 8.04.         Notices. Any notice, requests, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by telecopy or registered mail to the Party to whom it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Party.

If to Bachem:

If to Parnell:

Section 8.05.         Entire Agreement. This Agreement and attachments contain the entire understanding between the Parties and supersedes any and all prior agreements, understandings and arrangements whether written or oral between the Parties with respect to the matters contained in this Agreement. No amendments, changes, modifications or alterations of the terms and conditions of this Agreement shall be binding upon either Party, unless in writing and signed by an authorized representative of each Party. Any terms and conditions, or any other provision in any purchase order used by Parnell or acknowledgment document used by Bachem which may be different or inconsistent with this Agreement shall be entirely inapplicable, and this Agreement shall take precedence over all such other releases, acknowledgments, or other documents which may be used in the implementation or the administration of this Agreement.

Section 8.06.         Waiver. The waiver by any Party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

Section 8.07.         Independent Contractors. Nothing in this Agreement shall operate to or be construed or interpreted as to render the Parties hereto as other than independent contractors, nor shall anything in this Agreement operate or be construed or interpreted as to render either Party, or any of such Party’s employees, agents or contractors, to be employees, agents, associates, joint ventures or partners of the other Party.

Section 8.08.         Severability. In the event that individual provisions of this Agreement become wholly or partially invalid as evidenced by a ruling of a court of competent jurisdiction, the effectiveness of the remaining rulings shall not be affected, to the extent severable. The Parties undertake in good faith to replace an invalid provision by a valid one which most closely corresponds with the economic intention of the invalid ruling.

Section 8.09.         Captions. The captions at the beginning of each section hereof are for the convenience of the Parties and shall in no event be construed to alter or in any way affect the meaning of the substantive text of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their authorized representatives on the Effective Date.

Bachem AG
Bubendorf,

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

By:	/s/ Anne-Kathrin Stoller	By:	/s/ Franziska Arnhold
	Dr. Anne-Kathrin Stoller		Dr. Franziska Arnhold
	Vice President Marketing & Sales		Director Business Development &
Project Management

Parnell Manufacturing Pty Ltd
Alexandria,

By:	/s/ Robert Joseph
Robert Joseph
Chief Executive Officer

9

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

List of Exhibits:

Exhibit A: Prices, Incoterms, Payment Terms

Exhibit B: Quality Assurance Plan

Exhibit C: Specification

***

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CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Parnell/Bachem Agreement for Manufacture and Supply	Exhibit A Prices, Incoterms, Payment Terms	Gonadorelin Acetate

A.           ***Price for the Product

The Price shall be *** of Product. Except as otherwise expressly provided in this Agreement, the Price specified in each purchase order accepted by Bachem shall be full compensation for all manufacturing and characterization activities and associated material thereof.

B.           Price Adjustment

During the term of this Agreement, if Bachem wishes to increase the price for the Product as specified in this Exhibit A - Paragraph A by more than 2%, Parnell may request to renegotiate the price with Bachem. Such request may not occur more than *** and must set out the reasons for such request to increase the price including one of the following events:

(i)          the *** of the price changes by ***

(ii)         Bachem’s ***.

Bachem will notify Parnell of any change in the price or a request to renegotiate the price by more than 2% not later than ***of the prior year to the increase taking effect which will occur on *** of the proceeding calendar year. On receipt of such notification, the Parties shall seek in good faith, to agree any adjustment to the price, based on ***.

C.           Delivery

The delivery of the Product according to Section 3.06 shall be *** to Parnell’s warehouse in Australia.

D.           Payment terms

Payment terms: The payment terms shall be *** from the date of ***.

***

A-1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Parnell/Bachem
Agreement for Manufacture

and Supply

Exhibit B Quality Assurance Plan	Gonadorelin Acetate

See separate document

***

B-2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

Parnell/Bachem Agreement for Manufacture and Supply	Exhibit C Sequence / Specification	Gonadorelin Acetate

“Product” means Gonadorelin Acetate as a non-sterile active pharmaceutical ingredient in bulk form, manufactured under cGMP and released against mutually agreed analytical methods having the following sequence:

***	***	***
***	***	***

***

C-1